COMMITMENTS	12 Months Ended
Dec. 31, 2017
COMMITMENTS
COMMITMENTS

22.           COMMITMENTS

The following table provides the Company’s gross contractual obligations as of December 31, 2017:

	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total

Purchase commitments	$5,399	$—	$—	$—	$5,399
Decommissioning and restoration provision	—	318	—	18,118	18,436
Office lease	573	96	—	—	669
Repayment of credit facility	423,776	—	—	—	423,776
Repayment of convertible notes	2,250	6,750	101,116	—	110,116

	$431,998	$7,164	$101,116	$18,118	$558,396

(a)Commitments — Brucejack Mine

The Company and the Nisga’a Nation have entered into a comprehensive Cooperation and Benefits Agreement in respect of the Brucejack Mine. Under the terms of the Agreement, the Nisga’a Nation will provide ongoing support for the development and operation of Brucejack with participation in its economic benefits.

The Brucejack Mine is subject to a 1.2% net smelter returns royalty on production in excess of cumulative 503,386 ounces of gold and 17,907,080 ounces of silver.

(b)Commitments — Offtake and stream obligations

Pursuant to the stream agreement, the Company is obligated to deliver, subject to prepayment options, 8% of up to 7,067,000 ounces of refined gold and 8% of up to 26,297,000 ounces of refined silver commencing on January 1, 2020 and a payment of $20,000.

Under the offtake agreement, the Company is obligated to sell 100% of refined gold (in excess of any delivered ounces pursuant to the stream obligation) up to 7,067,000 ounces. The final purchase price to be paid by the purchaser will be, at the purchaser’s option, a market referenced gold price in USD per ounce during a defined pricing period before and after the date of each sale.